UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 6, 2005
UGI UTILITIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-1398	23-1174060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 KACHEL BOULEVARD
GREEN HILLS CORPORATE CENTER, SUITE 400
READING, PENNSYLVANIA 19607
(Address of Principal Executive Offices) (Zip code)
(610) 796-3400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
     ITEM 9.01 Financial Statements and Exhibits
     (d)     Exhibits
10.1	Annual Bonus Awards

10.2	UGI Utilities, Inc. Form of Change in Control Agreement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UGI UTILITIES, INC.
(Registrant)
By: /s/ Margaret M. Calabrese
Margaret M. Calabrese
Secretary
December 9, 2005
EXHIBIT INDEX
The Following Exhibits Are Furnished:

Exhibit No.	Description

10.1	Annual Bonus Awards

10.2	UGI Utilities, Inc. Form of Change in Control Agreement

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